Oppenheimer Disciplined Allocation Fund

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Disciplined Allocation Fund seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.
CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Managers
9	Financial Statements
32	Officers and Directors

Cumulative Total Returns*
	For the Six-Month Period Ended 4/30/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–4.74%	–10.22%

Class B	–5.09	–9.81

Class C	–5.07	–6.01

Average Annual Total Returns*
	For the 1-Year Period Ended 4/30/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–0.49%	–6.21%

Class B	–1.24	–6.10

Class C	–1.19	–2.16

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,
As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care, but remain open to opportunity.” The U.S. economy has experienced a slowdown, which has provided a healthy restraint on inflation and helped relax a tightening job market. It has created a challenging climate for American workers, businesses and investors, but it has also sown the seeds of opportunity for the period ahead.
     Although the stock market has experienced considerable volatility, major market indices have recovered a significant percentage of their losses from 2000. The focus appears to have shifted from untested companies that drew high investor expectations but had zero or negative earnings toward good, solid companies that are worth owning for the long term. Overall market valuations are far more realistic than they were one year ago.
      The U.S. bond market has been helped by declining interest rates and a rotation of investor interest from stocks to bonds. An increase in bank credit has also helped eliminate some of the risk in the high yield and investment-grade corporate bond market. As a result, both high yield and corporate bonds have performed well in 2001. After a strong showing in 2000, U.S. Treasury bonds have also delivered positive returns this year.
     If you have been unsettled by the market’s recent volatility, it may help to think about the events of the past six months in a broader context: Consider, for example, that the average U.S. diversified actively managed equity fund performed better than the S&P 500 Index.[1] The stock market segments hardest hit over the past year are the same ones that enjoyed the strongest gains over the previous four years. And during the past year, value stocks have outperformed growth stocks by a wide margin.[2]
In fact, the lessons provided by a volatile and difficult market reinforce many of the basic investment principles that we have discussed in this letter from time to time: the importance of continuing to add to your investments regardless of the market[3]; the danger of pulling out of your investments and locking in losses
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PRESIDENT’S LETTER

rather than assessing each investment from the perspective of your overall goals; the wisdom of diversification, the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles; the value of adding an investment in an asset class you don’t own, especially if valuations are attractive.
     Although it is likely that the financial markets will experience many changes before this cycle of volatility runs its course, we believe that the worst may be behind us. Your financial advisor can answer your questions about the markets and about diversification, and we can help by providing a broad menu of investment choices from OppenheimerFunds. While news from many industries and companies has been of layoffs and cutbacks, we think it is important for you to know that we continue to add to our resources, to develop our technological capabilities and to support our staff of award-winning investment managers. It is difficult to know where the markets are headed next, but we can assure you that our commitment to investment excellence has never been stronger.

Sincerely,

Bridget A. Macaskill
May 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks. High yield bonds are subject to greater risks of default than investment grade bonds.U.S. Treasury securities, unlike corporate bonds, are backed by the full faith and credit of the U.S. Government.

1. For the six-month period ended 4/30/01, the average U.S. diversified actively managed equity fund produced a return of –9.83% while the S&P 500 Index generated a return of –12.07%. Source of data: Lipper Inc. The index comparison does not depict the performance of any Oppenheimer funds. Indices cannot be purchased directly by investors.
2. For the one-year period ended 4/30/01, the S&P BARRA Value Index produced a return of 6.35% while the S&P BARRA Growth Index generated a return of –29.16%. Source of data: Standard & Poor’s Micropal Inc.
3. Please note, however, that automatic investing does not assure a profit or protect against losses in declining markets.
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AN INTERVIEW WITH YOUR FUND’S MANAGERS

How would you characterize the Fund’s performance during the six-month period that ended April 30, 2001?
A. This was an unusually volatile and challenging period for both stock and bond investing. In light of those conditions, we are reasonably satisfied with the Fund’s performance since we assumed management in January 2001. We believe our disciplined strategy of allocating assets among stocks, bonds and cash enabled us to limit risks and improve returns in a wide variety of market conditions.

Has the Fund’s strategy changed under your management?
In part, yes. In the past, the equity portion of the portfolio focused on value-oriented stocks. Now, we select our stock holdings from a more broadly based universe that includes both growth- and value-oriented equities. While we may, at times, favor either growth or value stocks in light of prevailing market conditions, we generally expect to hold a balance of equities that reflects the composition of the S&P 500 Index. Our goal for the Fund’s equity securities is to outperform the Index over the long term through the careful selection of individual holdings that we believe offer the best prospects for overall returns.
The Fund’s basic investment objective remains the same as ever; we seek long-term total return by strategically balancing stocks, bonds and cash. Our approach to allocating assets is intended to offset the volatility of individual asset classes. We manage the holdings within each asset class, as well as the Fund’s overall asset mix, according to changing market conditions.

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AN INTERVIEW WITH YOUR FUND’S MANAGERS

     In other words, Oppenheimer Disciplined Allocation Fund exemplifies a diversified approach to investing among a variety of asset classes, and to further diversifying among various sectors within those asset classes. We believe that this approach gives us great flexibility to respond to shifts in the market, and expands our ability to manage risks and grow returns. The result is an all-weather investment vehicle designed to help shareholders reach their goals despite sudden changes in the market climate.

Which stock sectors and individual companies did you emphasize during the six-month period ended April 30, 2001?
Dramatically slowing rates of U.S. economic growth drove many stock prices sharply lower during the period. Cyclical industries, which are most sensitive to changing economic conditions, suffered the most. These include technology, retail, and some areas of capital goods. On the other hand, traditionally defensive sectors—such as consumer staples, government agencies, basic materials and utilities—performed relatively well.
     We sought to identify promising investments among both the cyclical and defensive groups. Among cyclicals, we generally avoided technology companies, which we believed were burdened by high valuations relative to their short- and intermediate-term growth prospects. The Fund benefited from this move when technology stocks led the downturn in the equities market. We chose instead to emphasize those industrial companies that were generating “free cash flow” (i.e., available cash after capital expenditures are paid) and spending this cash to create shareholder value. Our selections included companies, such as Boeing Co. and Caterpillar, Inc., that were available at attractive valuations and that appeared free of inventory- or capacity-related problems.[1]

1. See pages 9–15 for a complete listing of the Fund’s holding as of April 30, 2001.
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Among defensive industries, we avoided most oil and communications companies, which we believe offer poor earnings prospects for the next several years. Instead, we focused on companies with similar valuations but, in our view, stronger earnings potential. We found the greatest opportunities in government agencies, such as Federal Home Loan Mortgage Corp. (Freddie Mac) and USA Education, Inc., and electric utilities, such as Constellation Energy Group, Inc. and Duke Energy Corp.

How did you manage the fixed income and cash portions of the portfolio?
We invested roughly 60% of the Fund’s assets in stocks, and allocated approximately 30% to corporate and government bonds and 10% to cash. These proportions are normal for the Fund and reflect our view during the period that prevailing market conditions did not clearly favor one asset class over another.

What is your outlook for the future in light of today’s market conditions?
We believe that vigorous action by the Federal Reserve Board to reduce interest rates is likely to support a resumption of U.S. economic growth in the near future. Such conditions would favor cyclical industries over defensive industries. Accordingly, we stand poised to shift some assets from defensive stocks into those cyclicals offering the most attractive fundamentals as events warrant.
     Whatever happens to the economy and the market, we remain committed to our disciplined asset allocation and investment strategy. That’s what makes Oppenheimer Disciplined Allocation Fund an effective investment vehicle for all seasons, and part of The Right Way to Invest.

			2. See page 7 for further details.
Average Annual Total Returns with Sales Charge
For the Periods Ended 3/31/01[2]
Class A 1-Year	5-Year	10-Year

–9.24%	5.06%	8.90%
Class B 1-Year	5-Year	Since Inception

–9.15%	5.22%	6.07%
Class C 1-Year	5-Year	Since Inception

–5.34%	N/A	5.61%
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AN INTERVIEW WITH YOUR FUND’S MANAGERS

	Top Ten Common Stock Holdings[4]

	Tyco International Ltd.	3.0%

	Freddie Mac	2.7

	USA Education, Inc.	2.4

	Duke Energy Corp.	2.2

	News Corp. Ltd. (The), Sponsored ADR, Preference	2.1

	Cardinal Health, Inc.	2.0

	United Technologies Corp.	2.0

Portfolio Allocation[3]	Citigroup, Inc.	2.0

	Aetna, Inc.	2.0

	Waste Management, Inc.	2.0
	Top Five Common Stock Industries[4]

	Diversified Financial	8.2%

	Manufacturing	7.4

	Insurance	5.9

	Electric Utilities	5.6

	Healthcare/Supplies & Services	3.4

3. Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on total market value of investments.
	4. Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on net assets.

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NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market fluctuations, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For monthly updates on the Fund’s performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer Disciplined Allocation Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

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Financials

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STATEMENT OF INVESTMENTS April 30, 2001/Unaudited

	Shares	Market Value See Note 1

Common Stocks–53.9%

Basic Materials–2.5%

Metals–1.7% Alcoa, Inc.	63,000	$ 2,608,200

Paper–0.8% Smurfit-Stone Container Corp.[1]	77,000	1,128,050

Capital Goods–12.0%

Aerospace/Defense–1.6% Boeing Co.	39,200	2,422,560

Electrical Equipment–0.2% Emerson Electric Co.	3,732	248,738

Industrial Services–2.8% Republic Services, Inc.[1]	70,000	1,260,000

Waste Management, Inc.	120,000	2,929,200 4,189,200

Manufacturing–7.4% Caterpillar, Inc.	39,200	1,967,840

Titan Corp. (The)[1]	90,000	1,503,000

Tyco International Ltd.	84,000	4,483,080

United Technologies Corp.	38,500	3,006,080 10,960,000

Communication Services–0.4%

Telephone Utilities–0.4% SBC Communications, Inc.	16,000	660,000

Telecommunications: Wireless–0.0% Geotek Communications, Inc., Series B (Escrowed)[1] ,[2]	100	350

Consumer Cyclicals–2.7%

Retail: General–2.1% Kohl’s Corp.[1]	32,000	1,953,920

Sears Roebuck & Co.	30,000	1,105,500 3,059,420

Retail: Specialty–0.6% RadioShack Corp.	28,500	872,955

Consumer Staples–2.5%

Broadcasting–0.4% Adelphia Communications Corp., Cl. A1	15,000	545,400

Entertainment–2.1% News Corp. Ltd. (The), Sponsored ADR, Preference	98,000	3,185,980

Energy–2.5%

Energy Services–0.6% Global Marine, Inc.[1]	10,000	287,500

Schlumberger Ltd.	8,900	590,070 877,570

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Market Value See Note 1

Oil: Domestic–1.9% Exxon Mobil Corp.	31,878	$ 2,824,391

Financial–14.5%

Banks–0.4% Mellon Financial Corp.	15,400	630,322

Diversified Financial–8.2% Citigroup, Inc.	60,666	2,981,734

Franklin Resources, Inc.	20,200	881,730

Freddie Mac	60,000	3,948,000

Merrill Lynch & Co., Inc.	11,800	728,060

USA Education, Inc.	50,900	3,618,990 12,158,514

Insurance–5.9% Aetna, Inc.[1]	105,400	2,971,226

Allstate Corp.	41,100	1,715,925

American International Group, Inc.	15,712	1,285,241

St. Paul Cos., Inc.	23,200	1,046,320

XL Capital Ltd., Cl. A	24,200	1,713,360 8,732,072

Healthcare–5.3%

Healthcare/Drugs–1.9% American Home Products Corp.	18,000	1,039,500

Amgen, Inc.[1]	29,000	1,773,060 2,812,560

Healthcare/Supplies & Services–3.4% Cardinal Health, Inc.	45,000	3,033,000

Medtronic, Inc.	45,000	2,007,000 5,040,000

Technology–4.6%

Computer Hardware–0.9% EMC Corp.[1]	16,000	633,600

SanDisk Corp.[1]	27,400	735,964 1,369,564

Computer Software–0.8% Cadence Design Systems, Inc.[1]	43,000	890,100

Veritas Software Corp.[1]	5,000	298,050 1,188,150

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	Shares	Market Value See Note 1

Communications Equipment–1.0% Agere Systems, Inc.[1]	129,900	$ 909,300

CIENA Corp.[1]	11,000	605,660 1,514,960

Electronics–1.9% JDS Uniphase Corp.[1]	18,000	385,020

Motorola, Inc.	43,200	671,760

Waters Corp.[1]	34,000	1,774,800 2,831,580

Transportation–0.4%

Shipping–0.4% FedEx Corp.[1]	13,100	551,117

Utilities–6.5%

Electric Utilities–5.6% AES Corp. (The)[1]	21,000	1,001,070

Constellation Energy Group, Inc.	50,000	2,387,000

Dominion Resources, Inc.	25,000	1,712,250

Duke Energy Corp.	70,600	3,301,256 8,401,576

Gas Utilities–0.9% Enron Corp.	21,300	1,335,936
Total Common Stocks (Cost $79,269,534)		80,149,165

Preferred Stocks–0.5%
Ingersoll-Rand International Finance Corp. I, 6.22% Preferred Redeemable Increased Dividend Equity Securities (Cost $750,000)	30,000	762,189
	Units

Rights, Warrants and Certificates–0.0%
Concentric Network Corp. Wts., Exp. 12/15/07[2]	100	2,550

Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/12/01[2]	666	233

McCaw International Ltd. Wts., Exp. 4/15/07[2]	100	2,013

Microcell Telecommunications, Inc. Wts., Exp. 6/1/06[3]	50 0	9,125

Price Communications Corp. Wts., Exp. 8/1/07[2]	516	30,960

Signature Brands USA, Inc. Wts., Exp. 8/15/02[2]	100	1
Total Rights, Warrants and Certificates (Cost $7,063)		44,882

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Market Value See Note 1

Asset-Backed Securities–0.7%
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001–1A, Cl. A1, 8.33%, 4/25/31[2] (Cost $999,618)	$1,000,000	$ 996,250

Mortgage-Backed Obligations–4.2%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates, Series 1996–D2, Cl. A3, 7.546%, 2/14/29	700,000	694,094

Federal National Mortgage Assn.: 6.50%, 3/1/26	447,822	444,567
7.50%, 1/1/08–6/1/08	300,074	310,922

Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates, Trust 1992–15, Cl. KZ, 7%, 2/25/22	948,052	945,976

Federal National Mortgage Assn., Interest–Only Stripped Mtg.–Backed Security, Trust 1993–223, Cl. PM, 7.058%, 10/25/23[4]	709,782	81,181

GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations, Series 1999–2, Cl. A3, 6.50%, 4/25/29	500,000	477,965

Government National Mortgage Assn.: 7%, 4/15/09–1/15/24	737,480	753,424
7.50%, 3/15/09	278,988	290,539
8%, 5/15/17	264,469	277,283

Norwest Asset Securities Corp., Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates: Series 1999–16, Cl. A3, 6%, 6/25/29	500,000	501,875
Series 1999–18, Cl. A2, 6%, 7/25/29	1,000,000	991,870

Structured Asset Securities Corp., Multiclass Pass-Through Certificates, Series 1996–CFL, Cl. G, 7.75%, 2/25/28	500,000	508,906
Total Mortgage-Backed Obligations (Cost $6,131,051)		6,278,602

U.S. Government Obligations–7.1%
U.S. Treasury Bonds: 6%, 2/15/26	5,450,000	5,507,475
6.25%, 5/15/30	1,050,000	1,107,915
7.50%, 11/15/16	2,000,000	2,339,688
8.75%, 5/15/17	1,250,000	1,627,540
Total U.S. Government Obligations (Cost $10,262,300)		10,582,618

Non-Convertible Corporate Bonds and Notes–16.3%

Capital Goods–1.6%

Industrial Services–0.7% Norse CBO Ltd., 6.515% Collateralized Bond Obligations, Series 1A, Cl. A3, 8/13/10[2]	1,000,000	971,875

Manufacturing–0.9% AOL Time Warner, Inc., 7.625% Bonds, 4/15/31	500,000	502,776

Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05	1,000,000	855,000 1,357,776

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	Principal Amount	Market Value See Note 1

Communication Services–0.3%

Telephone Utilities–0.3% Telefonica de Argentina SA, 9.125% Nts., Series 1, 5/7/08	$ 500,000	$ 405,000

Consumer Cyclicals–1.8%

Autos & Housing–1.0% CPG Partners, LP, 8.25% Unsec. Nts., 2/1/11	500,000	504,487

Lear Corp., 7.96% Sr. Unsec. Nts., Series B, 5/15/05	500,000	500,818

Pulte Corp., 8.125% Sr. Unsec. Nts., 3/1/11	500,000	494,977 1,500,282

Consumer Services–0.3% PHH Corp., 8.125% Nts., 2/3/03	500,000	508,642

Media–0.2% Reed Elsevier, Inc., 6.625% Nts., 10/15/23[3]	400,000	339,020

Retail: Specialty–0.3% Gap, Inc. (The)	500,000	501,250

Consumer Staples–2.5%

Broadcasting–0.9% British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09	400,000	395,849

CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	1,000,000	898,598 1,294,447

Entertainment–0.7% Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05	1,000,000	975,000

Food–0.3% CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06	500,000	507,584

Household Goods–0.6% Fort James Corp., 6.875% Sr. Nts., 9/15/07	1,000,000	943,065

Energy–2.1%

Energy Services–2.1% Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05	500,000	506,440

Kinder Morgan Energy Partners LP, 7.40% Sr. Unsec. Nts., 3/15/31	1,000,000	969,777

Petroliam Nasional Berhad, 6.875% Nts., 7/1/03[3]	500,000	505,301

Progress Energy, Inc., 7.75% Sr. Nts., 3/1/31	500,000	504,471

TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21	500,000	616,522 3,102,511

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Market Value See Note 1

Financial–4.4%

Banks–0.6% People’s Bank of Bridgeport (Connecticut), 7.20% Sub. Nts., 12/1/06	$1,000,000	$ 955,335

Diversified Financial–3.0% Dime Capital Trust I, 9.33% Nts., Series A., 5/6/27	500,000	476,879

Finova Capital Corp., 7.625% Sr. Nts., 9/21/09[1],[5]	750,000	630,487

GS Escrow Corp., 6.75% Sr. Unsec. Nts., 8/1/01	1,000,000	1,001,036

Morgan Stanley Dean Witter & Co., 6.75% Unsec. Unsub. Bonds, 4/15/11	500,000	497,995

Nisource Finance Corp., 7.625% Sr. Unsec. Nts., 11/15/05	1,000,000	1,046,250

Takefuji Corp., 9.20% Nts., 4/15/11[3]	750,000	759,465 4,412,112

Insurance–0.8% GenAmerica Capital Trust I, 8.525% Nts., 6/30/27[2]	750,000	708,851

Life Re Capital Trust I, 8.72% Nts., 6/15/27[3]	500,000	472,795 1,181,646

Healthcare–0.6%

Healthcare/Supplies & Services–0.6% Tenet Healthcare Corp.: 8% Sr. Nts., 1/15/05	325,000	338,000
8.625% Sr. Unsec. Nts., 12/1/03	500,000	518,830 856,830

Transportation–1.0%

Air Transportation–0.6% Delta Air Lines, Inc., 8.30% Nts., 12/15/29	100,000	85,494

Northwest Airlines Corp., 8.375% Unsec. Nts., 3/15/04	750,000	736,344 821,838

Railroads & Truckers–0.4% Union Pacific Corp., 7.60% Nts., 5/1/05	500,000	523,529

Utilities–2.0%

Electric Utilities–1.0% El Paso Electric Co., 8.25% First Mtg. Bonds, Series C, 2/1/03	500,000	518,038

PSEG Power LLC, 8.625% Sr. Nts., 4/15/31[3]	500,000	519,529

Wisconsin Energy Corp., 6.50% Nts., 4/1/11	500,000	486,538 1,524,105

Gas Utilities–1.0% AGL Capital Corp., 7.125% Sr. Unsec. Nts., 1/14/11	500,000	494,799

Southern Natural Gas Co., 7.35% Bonds, 2/15/31	1,000,000	962,198 1,456,997
Total Non-Convertible Corporate Bonds and Notes (Cost $24,761,048)		24,138,844

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	Principal Amount	Market Value See Note 1

Convertible Corporate Bonds and Notes–2.2%
CIENA Corp., 3.75% Cv. Sr. Unsec. Nts., 2/1/08	$ 2,000,000	$ 1,757,500

Tyco International Ltd., Zero Coupon Cv. Sr. Unsec. Liquid Yield Option Nts., 1.28%, 11/17/20[6]	2,000,000	1,545,000

Total Convertible Corporate Bonds and Notes (Cost $3,561,103)		3,302,500

Short-Term Notes–10.4%
Federal Home Loan Bank, 4.50%, 5/1/01 (Cost $15,400,000)	15,400,000	15,400,000

Repurchase Agreements–4.5%
Repurchase agreement with Zion First National Bank, 4.50%, dated 4/30/01, to be repurchased at $6,704,838 on 5/1/01, collateralized by U.S. Treasury Nts., 5.75%–6.50%, 10/31/02–2/15/10, with a value of $2,926,108, U.S. Treasury Bonds, 6.125%, 8/15/29, with a value of $363,357 and U.S. Treasury Bills, 8/9/01–9/20/01, with a value of $3,558,964 (Cost $6,704,000)	6,704,000	6,704,000

Total Investments, at Value (Cost $147,845,717)	99.8%	148,359,050

Other Assets Net of Liabilities	0.2	242,982

Net Assets	100.0%	$148,602,032

Footnotes to Statement of Investments
1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted–See Note 6 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $2,605,235 or 1.75% of the Fund’s net assets as of April 30, 2001.
4. Interest–Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage–backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. Issuer is in default.
6. For zero-coupon bonds, the interest rate shown is the effective yield on the date of purchase.
See accompanying Notes to Financial Statements.

15 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

April 30, 2001

Assets
Investments, at value (cost $147,845,717)–see accompanying statement	$ 148,359,050

Cash	125,462

Receivables and other assets: Investments sold	1,065,770
Interest, dividends and principal paydowns	712,542
Shares of capital stock sold	53,385
Other	23,177
Total assets	150,339,386

Liabilities
Payables and other liabilities: Investments purchased	1,274,583
Shares of capital stock redeemed	247,263
Shareholder reports	101,397
Directors’ compensation	54,351
Distribution and service plan fees	22,688
Transfer and shareholder servicing agent fees	19,667
Other	17,405
Total liabilities	1,737,354

Net Assets	$148,602,032

Composition of Net Assets
Par value of shares of capital stock	$ 11,051

Additional paid-in capital	153,835,375

Undistributed net investment income	280,200

Accumulated net realized loss on investment transactions	(6,037,673)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	513,079

Net Assets	$148,602,032

16 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $128,485,267 and 9,568,030 shares of capital stock outstanding)	$13.43
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$14.25

Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,801,173 and 1,233,704 shares of capital stock outstanding)	$13.62

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,314,616 and 249,486 shares of capital stock outstanding)	$13.29

Class N Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $976 and 72.78 shares of capital stock outstanding)	$13.41
See accompanying Notes to Financial Statements.

17 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2001

Investment Income
Interest	$ 1,833,303

Dividends (net of foreign withholding taxes of $3,446)	508,573
Total income	2,341,876

Expenses
Management fees	484,227

Distribution and service plan fees: Class A	169,259
Class B	85,933
Class C	16,921

Transfer and shareholder servicing agent fees	136,890

Legal, auditing and other professional fees	64,751

Shareholder reports	31,878

Custodian fees and expenses	18,445

Accounting service fees	7,500

Directors’ compensation	613

Other	7,614
Total expenses	1,024,031
Less expenses paid indirectly	(6,692)
Net expenses	1,017,339

Net Investment Income	1,324,537

Realized and Unrealized Gain (Loss)
Net realized loss on: Investments	(5,145,459)
Closing of futures contracts	(245,883)
Net realized loss	(5,391,342)

Net change in unrealized appreciation (depreciation) on: Investments	(3,621,928)
Translation of assets and liabilities denominated in foreign currencies	52
Net change	(3,621,876)
Net realized and unrealized loss	(9,013,218)

Net Decrease in Net Assets Resulting from Operations	$(7,688,681)
See accompanying Notes to Financial Statements.

18 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2001 (Unaudited)	Year Ended October 31, 2000

Operations
Net investment income	$ 1,324,537	$ 5,482,851

Net realized gain (loss)	(5,391,342)	876,388

Net change in unrealized appreciation (depreciation)	(3,621,876)	7,315,758

Net increase (decrease) in net assets resulting from operations	(7,688,681)	13,674,997

Dividends and/or Distributions to Shareholders
Dividends from net investment income: Class A	(1,267,568)	(5,346,316)
Class B	(97,322)	(433,607)
Class C	(20,345)	(95,557)
Class N	(3)	–

Distributions from net realized gain: Class A	–	(24,684,807)
Class B	–	(2,228,825)
Class C	–	(532,698)
Class N	–	–

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions: Class A	(7,877,146)	(95,971,778)
Class B	(91,470)	(4,269,245)
Class C	(424,298)	(1,444,164)
Class N	1,000	–

Net Assets
Total decrease	(17,465,833)	(121,332,000)

Beginning of period	166,067,865	287,399,865

End of period (including undistributed net investment income of $280,200 and $340,901, respectively)	$148,602,032	$166,067,865

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended					Year Ended
	April 30, 2001				October. 31,
Class A	(Unaudited)	2000	1999	1998	1997	1996 [1]

Per Share Operating Data
Net asset value, beginning of period	$ 14.23	$ 15.03	$ 15.45	$ 16.81	$ 16.00	$ 15.46

Income (loss) from investment operations: Net investment income	.13	.44	.44	.45	.51[2]	.46

Net realized and unrealized gain (loss)	(.80)	.68	(.01)	.45	2.25[2]	.49

Total income (loss) from investment operations	(.67)	1.12	.43	.90	2.76	.95

Dividends and/or distributions to shareholders: Dividends from net investment income	(.13)	(.44)	(.44)	(.45)	(.56)	(.36)
Distributions from net realized gain	–	(1.48)	(.41)	(1.81)	(1.39)	(.05)

Total dividends and/or distributions to shareholders	(.13)	(1.92)	(.85)	(2.26)	(1.95)	(.41)

Net asset value, end of period	$13.43	$14.23	$15.03	$15.45	$16.81	$16.00

Total Return, at Net Asset Value[3]	(4.74)%	8.27%	2.62%	5.93%	18.82%	6.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,485	$144,244	$258,159	$298,558	$243,267	$233,289

Average net assets (in thousands)	$135,537	$172,514	$293,677	$268,715	$238,821	$228,203

Ratios to average net assets:[4] Net investment income	1.81%	2.88%	2.72%	2.96%	3.17%	3.52%
Expenses	1.21%	1.11%	1.04%	1.04%[5]	1.11%[5]	1.11% [5]

Portfolio turnover rate	108%	34%	122%	97%	98%	85%

1. For the 10 months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

20 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

	Six Months Ended					Year Ended
	April 30, 2001				October 31,
Class B	(Unaudited)	2000	1999	1998	1997	1996 [1]

Per Share Operating Data
Net asset value, beginning of period	$ 14.43	$ 15.20	$ 15.62	$ 16.99	$ 16.16	$ 15.66

Income (loss) from investment operations: Net investment income	.07	.30	.31	.36	.40[2]	.31
Net realized and unrealized gain (loss)	(.80)	.73	–	.43	2.27[2]	.54

Total income (loss) from investment operations	(.73)	1.03	.31	.79	2.67	.85

Dividends and/or distributions to shareholders: Dividends from net investment income	(.08)	(.32)	(.32)	(.35)	(.45)	(.30)
Distributions from net realized gain	–	(1.48)	(.41)	(1.81)	(1.39)	(.05)

Total dividends and/or distributions to shareholders	(.08)	(1.80)	(.73)	(2.16)	(1.84)	(.35)

Net asset value, end of period	$13.62	$14.43	$15.20	$15.62	$16.99	$16.16

Total Return, at Net Asset Value[3]	(5.09)%	7.48%	1.84%	5.10%	17.96%	5.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,801	$17,892	$23,522	$21,754	$8,720	$3,919

Average net assets (in thousands)	$17,340	$19,643	$24,648	$14,235	$6,183	$2,324

Ratios to average net assets:[4] Net investment income	1.06%	2.12%	1.97%	2.19%	2.32%	2.86%
Expenses	1.96%	1.87%	1.80%	1.80%[5]	1.89%[5]	1.85% [5]

Portfolio turnover rate	108%	34%	122%	97%	98%	85%

1. For the 10 months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

21 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months Ended					Year Ended
	April 30, 2001				October 31,
Class C	(Unaudited)	2000	1999	1998	1997	1996 [1]

Per Share Operating Data
Net asset value, beginning of period	$ 14.08	$ 14.88	$ 15.31	$ 16.70	$ 15.93	$ 15.71

Income (loss) from investment operations: Net investment income	.06	.28	.32	.37	.44[2]	.30
Net realized and unrealized gain (loss)	(.77)	.72	(.01)	.40	2.19[2]	.32

Total income (loss) from investment operations	(.71)	1.00	.31	.77	2.63	.62

Dividends and/or distributions to shareholders: Dividends from net investment income	(.08)	(.32)	(.33)	(.35)	(.47)	(.35)
Distributions from net realized gain	–	(1.48)	(.41)	(1.81)	(1.39)	(.05)

Total dividends and/or distributions to shareholders	(.08)	(1.80)	(.74)	(2.16)	(1.86)	(.40)

Net asset value, end of period	$13.29	$14.08	$14.88	$15.31	$16.70	$15.93

Total Return, at Net Asset Value[3]	(5.07)%	7.44%	1.84%	5.10%	17.93%	4.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,315	$3,931	$5,719	$4,824	$1,473	$188

Average net assets (in thousands)	$3,412	$4,255	$5,876	$2,861	$ 805	$ 57

Ratios to average net assets:[4] Net investment income	1.09%	2.13%	1.97%	2.18%	2.18%	2.90%
Expenses	1.96%	1.86%	1.80%	1.80%[5]	1.92%[5]	1.87% [5]

Portfolio turnover rate	108%	34%	122%	97%	98%	85%

1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

22 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Class N	Period Ended April 30, 2001[1] (Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$ 13.74

Income (loss) from investment operations: Net investment income	.02
Net realized and unrealized loss	(.31)
Total loss from investment operations	(.29)

Dividends and/or distributions to shareholders: Dividends from net investment income	(.04)
Distributions from net realized gain	–
Total dividends and/or distributions to shareholders	(.04)

Net asset value, end of period	$13.41

Total Return, at Net Asset Value[2]	(2.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1

Average net assets (in thousands)	$1

Ratios to average net assets:[3] Net investment income	0.89%
Expenses	0.96%

Portfolio turnover rate	108%

1. For the period from March 1, 2001 (inception of offering) to April 30, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.

23 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of April 30, 2001, securities with an aggregate market value of $630,487, representing 0.23% of the Fund’s net assets, were in default.

24 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Directors’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 2001, a credit of $23,111 was made for the Fund’s projected benefit obligations and payments of $4,678 were made to retired directors, resulting in an accumulated liability of $31,140 as of April 30, 2001.
     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

25 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of October 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:
Expiring

2008	$167,496

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

26 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

2. Shares of Capital Stock
The Fund has authorized 550 million shares of $0.001 par value capital stock (300 million for Class A, 100 million for Class B, 50 million for Class C and 100 million for Class N). Transactions in shares of capital stock were as follows:
	Six Months Ended April 30, 2001[1]		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A Sold	266,802	$ 3,654,811	473,867	$ 6,576,278
Dividends and/or distributions reinvested	89,057	1,219,578	1,778,259	24,217,286
Redeemed	(925,868)	(12,751,535)	(9,290,842)	(126,765,342)

Net decrease	(570,009)	$ (7,877,146)	(7,038,716)	$ (95,971,778)

Class B Sold	151,471	$ 2,099,653	236,370	$ 3,332,225
Dividends and/or distributions reinvested	6,566	91,747	187,074	2,584,174
Redeemed	(164,381)	(2,282,870)	(730,656)	(10,185,644)

Net decrease	(6,344)	$ (91,470)	(307,212)	$ (4,269,245)

Class C Sold	35,379	$ 481,153	88,178	$ 1,218,700
Dividends and/or distributions reinvested	1,438	19,614	43,934	592,281
Redeemed	(66,622)	(925,065)	(237,266)	(3,255,145)

Net decrease	(29,805)	$ (424,298)	(105,154)	$ (1,444,164)

Class N Sold	72.78	$ 1,000	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net decrease	72.78	$ 1,000	—	$ —

1. For the six months ended April 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to April 30, 2001, for Class N shares.

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2001, were $152,014,526 and $170,250,090, respectively.

27 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Fund’s management fee for the six months ended April 30, 2001, was an annualized rate of 0.625%, before any waiver by the Manager if applicable.

Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred .

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]	Commissions on Class N Shares Advanced by Distributor[1]

April 30, 2001	$63,109	$43,980	$6,360	$61,360	$2,979	$—

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

April 30, 2001	$—	$27,246	$—	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

28 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2001, payments under the Class A plan totaled $169,259 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $112,977 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended April 30, 2001, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$85,933	$67,265	$590,640	3.52%
Class C Plan	16,921	2,954	79,119	2.39
Class N Plan	—	—	—	—

29 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

30 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

6. Illiquid or Restricted Securities
As of April 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of April 30, 2001, was $2,713,083, which represents 1.83% of the Fund’s net assets, of which $350 is considered restricted. Informati on concerning restricted securities is as follows:
Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of April 30, 2001	Unrealized Depreciation

Stocks and Warrants Geotek Communications, Inc., Series B (Escrowed)	1/4/01	$4.00	$3.50	$50

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended or at April 30, 2001.

31 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

OPPENHEIMER DISCIPLINED ALLOCATION FUND

A Series of Oppenheimer Series Fund, Inc.

Officers and Directors	Leon Levy, Chairman of the Board of Directors
Donald W. Spiro, Vice Chairman of the Board of Directors
Bridget A. Macaskill, Director and President
Robert G. Galli, Director
Phillip A. Griffiths, Director
Benjamin Lipstein, Director
Elizabeth B. Moynihan, Director
Kenneth A. Randall, Director
Edward V. Regan, Director
Russell S. Reynolds, Jr., Director
Clayton K. Yeutter, Director
Alan Gilston, Vice President
John Kowalik, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001OppenheimerFunds, Inc. All rights reserved.

32 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance[1]. So call us today, or visit our website—we’re here to help.

Internet 24–hr access to account information and transactions[2] www.oppenheimerfunds.com

General Information Mon–Fri 8am–9pm ET, Sat 10am–4pm ET 1.800.525.7048

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Ticker Symbols Class A: CNMTX Class B: CDABX Class C: CDACX

1. Automatic investment plans do not assure profit or protect against losses in declining markets. 2. At times this website may be inaccessible or its transaction feature may be unavailable